                                                                    EXHIBIT 99.3

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30,2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments I through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------------
Nicholas J. Davison
Senior Vice President



/s/ Randall L. Talcott
------------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.             CASE NUMBER: 01-10959 (EIK-)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                           THROUGH NOVEMBER 30, 2001

                                    CONTENTS

Attachment 1      Summary of Bank and Investment Accounts
Attachment 2      Schedule of Receipts and Disbursements
Attachment 3      Bank and Investment Account Statements
Attachment 4      Income Statement
Attachment 5      Balance Sheet
Attachment 6      Summary of Due To/Due From Intercompany Accounts
Attachment 7      Accounts Receivable Aging
Attachment 8      Accounts Payable Detail
Attachment 9      Notes to November Monthly Operating Report

                                          Summary Of Bank, Investment & Petty Cash Accounts                           Attachment 1
                                                 Great Ocean Cruise Line, L.L.C.
Summary                                              Case No: 01 -10959 (EIK)                                            UNAUDITED
Great Ocean Cruise Line, LLC                 For Period Of 23 October - 30 November, 2001

                                             Balances
                                 ---------------------------------        Receipts &             Bank
                                    Opening            Closing            Disbursements          Statements           Account
Account                          As Of 10/23/01     As Of 11/30/01        Included               Included             Reconciled
-------                          --------------     --------------        -------------          ----------           ----------
Mississippi Queen Steamer             2,759.79              0.00                Yes              No - Not               Yes
Hibernia                                                                                         Concentration
Account 812-502-719                                                                              Account

Mississippi Queen                    86,500.12              0.00                Yes              Not A Bank             Yes
Petty Cash                                                                                       Account

                                               Receipts & Disbursements                                             Attachment 2-1
                                            Great Ocean Cruise Line, L.L.C.
R&D - Hibernia - MQ Steamer                     Case No: 01-10959 (EIK)                                                   UNAUDITED
                                                       Hibernia
                                           Mississippi Queen Steamer Account
                                                Account # - 812-502-719
                                            23 October 01 - 30 November 01

Opening Balance - 23 Oct 01

                                     2,759.79

Receipts

                                    ---------
                                         0.00       Total Receipts

Disbursements
                                    (2,759.79)      To The Delta Queen Steamboat Company -
                                                    Hibernia - Payroll Account (812-395-289)

                                    ---------
                                    (2,759.79)      Total Disbursements

Closing Balance - 30 Nov 01

                                         0.00

                                                              Receipts & Disbursements                               Attachment 2-2
                                                          Great Ocean. Cruise Line, L.L.C.
R&D - MQ - Petty Cash                                          Case No: 01-10959 (EIK)                                    UNAUDITED
                                                                  Mississippi Queen
                                                                     Petty Cash
                                                                    Account# - NA
                                                           23 October 01 - 30 November 01

Opening Balance. - 23 Oct 01

                                    86,500.12

Receipts

                                   ----------
                                         0.00      Total Receipts

Disbursements

                                   (70,784.66)     Crew Wages & Allowances
                                    (9,322.27)     To AMCV Cruise Operations - First Union -
                                                   Master Cash - Account 2090002602362)
                                    (5,774.03)     Misc Operating Expense

                                      (619.16)     To AMCV Cruise. Operations, Inc. -
                                                   New Orleans Office - Petty Cash

                                   ----------
                                   (86,500.12)     Total Disbursements

Closing Balance - 30 Nov 01
                                         0.00

                                                      Concentration & Investment Account Statements                    Attachment 3
                                                             Great Ocean Cruise Line, L.L.C.
Summary                                                          Case No: 01-10959 (EIK)
Great Ocean Cruise Line, LLC                          For Period Of 23 October - 30 November, 2001
Attach 20

No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01
currency USD
  Company=21 (MISSISSIPPI QUEEN)

                                               PTD-Actual
                                                NOV-01
                                              -----------
Revenue
   Gross Revenue                                (2,223.03)
   Allowances                                        0.00
                                              -----------
Net Revenue                                     (2,223.03)

Operating Expenses
       Air                                        (770.00)
       Hotel                                         0.00
       Commissions                                 (22.50)
       Onboard Expenses                         59,587.91
       Passenger Expenses                      122,662,83
       Vessel Expenses                         119,055.54
       Layup/Drydock Expense                         0.00
       Vessel Insurance                              0.00
                                              -----------

Total Operating Expenses                       300,513.78
                                              -----------

      Gross Profit                            (302,736.81)

SG&A Expenses                                        0.00
        Sales & Marketing                            0.00
        Pre-Opening Costs                            0.00
                                              -----------

Total SG&A Expenses                           (302,736.81)
                                              -----------

EBITDA                                               0.00

Depreciation                                  (302,736.81)

Operating Income                                    0.00

Other Expense/(Income)
Interest Income                                     0.00
Interest Expense                                    0.00
Equity in Earnings for Sub                          0.00
                                              -----------
Total Other Expense/(Income)                        0.00
                                              -----------
Net Pretax Income/(Loss)                      (302,736.81)
                                              -----------
Income Tax Expense                                   0.00
                                              -----------
Net Income/(Loss)                             (302,736.81)
                                              -----------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET                     Attachment 5
                             Current Period: NOV-01

currency USD
 Company=21 (MISSISSIPPI QUEEN)

                                                                    YTD-Actual          YTD-Actual
                                                                      NOV-01               OCT-01
                                                                  --------------    --------------------
ASSETS
 Cash and Equivalent                                                        0.00               91,427.94
 Restricted Cash                                                            0.00                    0.00
 Marketable securities                                                      0.00                    0.00
 Accounts Receivable                                                   61,448.42               61,448.42
 Inventories                                                          321,073.91    Note 1    387,173.50
 Prepaid Expenses                                                           0.00                9,438.70
 Other Current Assets                                                       0.00              (14,555.00)
                                                                  --------------          --------------
            Total Current Assets                                      382,522.33              534,933.56
 Fixed Assets                                                      32,530,486.54    Note 2 32,530,486.54
 Accumulated Depreciation                                         (22,994,750.57)         (22,994,750.57)
                                                                  --------------          --------------

            Net Fixed Assets                                        9,535,735.97            9,535,735.97
 Net Goodwill                                                               0.00                    0.00
 Intercompany Due To/From                                          19,610,159.04           19,836,574.32
 Net Deferred Financing Fees                                                0.00                    0,00
 Net Investment in Subsidiaries                                             0.00                    0.00
 Other Non Current Assets                                                   0.00                    0.00
                                                                  --------------          --------------
            Total Oser Assets                                      19,610,159.04           19,836,574.32
                                                                  --------------          --------------
            Total Assets                                           29,528,417,34           29,907,243.85
                                                                  --------------          --------------

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current Period: NOV-01


currency USD
 Company=21 (MISSISSIPPI QUEEN)

                                                                    YTD-Actual            YTD-Actual
                                                                      NOV-01                OCT-01
                                                                  --------------      ------------------
LIABILITIES
    Accounts Payable                                                    4,135.48                9,423.11
    Accrued Liabilities                                               909,616.72   Note 2     935,232.90
    Deposits                                                          (44,415.89)                   0.00
                                                                  --------------           -------------
         Total Current Liabilities                                    869,336.31              944,656.01
    Long Term Debt                                                          0.00                    0.00
    Other Long Term Liabilities                                             0.00                    0.00
                                                                  --------------           -------------
         Total Liabilities                                            869,336.31              944,656.01
OTHER
    Liabilities Subject to Compromise                               2,826,877.41            2,827,647.41
                                                                  --------------           -------------
         Total Other                                                2,826,877.41            2,827,647.41
OWNER'S EQUITY
 Common Stock                                                               0.00                    0.00
 Add'l Paid In Capital                                              4,571,000.00            4,571,000.00
 Current Net Income (Loss)                                         (1,266,868.04)            (984,131.23)
 Retained Earnings                                                 22,548,071.66           22,548,071.66
                                                                  --------------           -------------
         Total Owner's Equity                                      25,832,203.62           26,134,940.43
                                                                  --------------           -------------
         Total Liabilities & Other &                               29,528,417.34           29,907,243.85
                                                                  --------------           -------------

                                                                    Attachment 6

                Great Ocean Cruise Line, L.L.C. 01-10959 01-10959
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                               BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER      BALANCE            DEBITS            CREDITS         BALANCE
American Classic Voyages Co.                     01-10954    29,509,905.62        301,149.01       310,611.55     29,500,443.08
AMCV Cruise Operations, Inc.                     01-10967   (21,180,041,34)        15,930.30       222,705.36    (21,386,816.40)
The Delta Queen Steamboat Co.                    01-10970    14,313,884.78         98,580.29        94,202.97     14,318,262.10
DQSB 11, Inc.                                    01-10974          (877.52)               --               --           (877.52)
Great AQ Steamboat, L. L, C                      01-10960        14,507.47                                 --         14,507,47
Great Pacific NW Cruise Line, L.L.C              01-10977        10,219,55                --               --         10,219.55
Great River Cruise Line, L.L.C                   01-10963        70,146.64                --        14,555.00         55,591.64
Cruise America Travel, Incorporated              01-10966    (2,952,311.23)                                --     (2,952,311.23)
Delta Queen Coastal Voyages, L.L.C               01-10964        85,950.95                --               --         85,950.95
Cape Cod Light, L.L.C                            01-10962         4,980.00                --               --          4,980.00
Cape May Light, L.L.C                            01-10961         1,844.01                --               --          1,844.01
Project America, Inc.                                 N/A       (4,475,20)                --               --         (4,475.20)
Great Hawaiian Properties Corporation            01-10971       (34,964.32)               --               --        (34,964.32)
Great Independence Ship Co.                      01-10969        (2,195.09)               --               --         (2,195.09)
                                                             -------------        ----------       ----------    --------------
                                                             19,836,574.32        415,659.60       642,074.88     19,610,159,04
                                                             =============        ==========       ==========    ==============

                                                                    Attachment 7

GREAT OCEAN CRUISE LINE, L.L.C.                      CASE #       01-10959 (EIK)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation

Detail:                                       0-30 days   31-60 days   61-90 DAYS     91 + days    TOTAL
-------                                       ---------   ----------   ----------     ---------    -----
Paymentech Credit Card Processor                           39803.67                               39803.67
American Express Credit Card Processor                      4694.39                                4694.39
Discover Credit Card Processor                              5628.41                                5628.41
Diners Credit Card Processor                                                                             0
Travel Agents                                               1255.63       1020.1       9046.22    11321.95

Total                                               0       51382.1       1020.1       9046.22    61448.42

                                                                    Attachment 8

                                MISSISSIPPI QUEEN
                                AP-STEAMER CHECKS

                               21-000-221300-00000

                                  November-01

OUTSTANDING CHECKS:
17103 Garrett TV & Appliances                                    (498.75)
17104 Marvin Ross                                                (957.96)
17165 Jim Coulson-MCI                                             (50.69)
17183 S. Baham-Spiegel                                            (20.00)
17190 C. Sisson - J. Sisson                                      (199.50)
17227 Ron VandeVon-Aaron Vandevo                                 (228.50)
17248 A. Sisson-J. Sisson                                        (100.00)
17249 L. Williams-Cox Cable                                       (75.00)
17263 Tim Skinner-Visa                                           (487.21)
17265 L. Williams-Capitol One                                     (70.00)
17266 L. Williams-Sprint PCS                                      (60.00)
17269 Aaron VandeVen                                             (552.00)
17272 Jamie Kilb - MNBA                                          (150.00)
17279 Elliot Timms - Bank of America                             (685.87)

Total per G/L:                                                 (4,135.48)
                                                               =========

DEBTOR: GREAT OCEAN CRUISE LINE, L.L.C.              CASE NUMBER: 01-10959 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30,2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001
                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained 'in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. The Debtor ceased operating its primary asset, the Mississippi Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related layup accrual or asset values pending the outcome of Chapter 11 proceedings.


3. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.